UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT
Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013
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                Dynasil Corporation of America
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(Exact name of registrant as specified in its charter)

Delaware                   000-27503                22-1734088
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(State or other           (Commission             (IRS Employer
jurisdiction of           File Number)           Identification No.)
incorporation)

            44 Hunt Street, Watertown, MA  02472
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          (Address of principal executive offices)

                       (617)-668-6855
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    (Registrant's telephone number, including area code)


                       Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 7, 2013, Dynasil Corporation of America (the "Company") and RMD Instruments Corp., a wholly owned subsidiary of the Company, entered into and consummated an Asset Purchase Agreement (the "Asset Purchase Agreement") with Protec Instrument Corporation, a Delaware corporation ("Protec"), which is a wholly owned subsidiary of Laboratoires Protec S.A., a French corporation. Pursuant to the Asset Purchase Agreement, the Company sold to Protec its X-Ray Fluorescence Lead Paint Detector product line for $1.1 million, less certain adjustments which resulted in a cash payment of approximately $925,000, and the assumption by Protec of certain liabilities of the Company. Laboratories Protec S.A. also made payments of approximately $425,000 in satisfaction of their outstanding accounts receivable in connection with the transaction. The Asset Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. Concurrently with the closing of the Asset Purchase Agreement, the Company and Protec entered into a transition services agreement pursuant to which the Company will provide certain transitional services to Protec for up to five months after closing.

The Company will use the proceeds from the sale to reduce its indebtedness to Santander Bank, N.A. by approximately $1.2 million to $5.3 million. The Company's indebtedness to Santander was approximately $9.0 million as of September 30, 2012 and $7.6 million June 30, 2013. The Company also has a subordinated $3 million note to Massachusetts Capital Resource Corporation that remains outstanding.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which will be filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Dynasil Corporation of America, dated November 7,
2013.


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                                    SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            		DYNASIL CORPORATION OF AMERICA

Date: 	November 8, 2013		By:  /s/ Thomas C. Leonard
                              		Name: Thomas C. Leonard
					Title:  Chief Financial Officer


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                                   EXHIBIT INDEX

Exhibit No.	Description

99.1	        Press release of Dynasil Corporation of America, dated
                November 7, 2013.